Sierra Tactical All Asset Fund

Class A Shares	SIRAX
Class C Shares	SIRCX
Investor Class	SIRIX
Instl Class	SIRRX
Class A1 Shares	SIRZX
Class I1 Shares	SIRJX

Summary Prospectus

January 28, 2022

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated January 28, 2022, along with the Fund’s annual report dated September 30, 2021, are incorporated by reference into this Summary Prospectus. You can obtain these documents and other information about the Fund online at http://www.sierramutualfunds.com/documents/. You can also obtain these documents at no cost by calling 1-866-738-4363 or by sending an email request to OrderSierra@ultimusfundsolutions.com.

Investment Objectives: The Fund’s two investment objectives are to provide long-term total return (the combination of yield and net price gains from the Underlying Funds) and to limit volatility and downside risk.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A and Class A1 shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in How to Purchase Shares on page 15 of the Fund’s Prospectus.

Shareholder Fees (fees paid directly from your investment)	Class A	Class A1	Class C	Investor Class	Class I1	Instl Class
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	3.75%	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of original purchase price or redemption proceeds)	1.00%	1.00%	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None	None
Redemption Fee (as a % of amount redeemed, if applicable)	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.25%	1.25%	1.25%	1.25%	1.25%	1.25%
Distribution and/or Service (12b-1) Fees	0.25%	0.40%	1.00%	0.25%	0.40%	None
Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%
Acquired Fund Fees and Expenses(1)	0.78%	0.78%	0.78%	0.78%	0.78%	0.78%
Total Annual Fund Operating Expenses	2.47%	2.62%	3.22%	2.47%	2.62%	2.22%
(1)	Acquired Fund Fees and Expenses are the estimated average indirect costs of investing in other investment companies (the “Underlying Funds”). The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund.
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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
Class A	$616	$1,116	$1,641	$3,076
Class A1	$630	$1,159	$1,713	$3,218
Class C	$325	$992	$1,683	$3,522
Investor Class	$250	$770	$1,316	$2,806
Class I1	$265	$814	$1,390	$2,954
Instl Class R	$225	$694	$1,190	$2,554

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or ”turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 159% of the average value of its portfolio.

Principal Investment Strategies: The Sierra Tactical All Asset Fund is a “fund of funds”. To access a wide variety of underlying asset classes and strategies, the Adviser (defined below) seeks to achieve the Fund’s investment objectives by investing in (1) open-end investment companies (mutual funds), (2) exchange-traded funds (“ETFs”), and (3) closed-end investment companies (collectively “Underlying Funds”) using the Adviser’s multi-asset diversification strategy. The Adviser constructs the Fund’s broadly-diversified investment portfolio by investing at various times in a wide range of Underlying Funds that invest in various security and investment categories (each an “Asset Class”).

Underlying Funds include those that invest in:

•	equity securities (common and preferred stock) of both domestic and foreign companies of various sizes;
•	fixed-income securities of domestic and foreign corporate and government issuers, without restriction as to maturity or credit quality, including “high yield” securities;
•	physical commodities, such as crude oil, copper and wheat, through mutual funds and ETFs that invest in commodity-linked derivatives;
•	currencies and the Dollar Index, and its inverse;
•	funds that rise in value when interest rates rise; and
•	money-market instruments.

The Fund defines high yield securities, also known as “junk bonds,” as fixed-income securities rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (NRSRO)), and if unrated, determined by the Adviser to be of comparable quality.

The Adviser’s multi-asset diversification strategy employs unusually broad diversification across Asset Classes (investment categories), markets, industries and issuers in an effort to limit downside risk as well as to seek opportunities to enhance return. The Adviser constructs the Fund’s portfolio in the following manner: First, the Adviser selects Asset Classes that it believes will respond differently to a variety of economic forces. Second, the Adviser identifies diversified Underlying Funds through which the Fund can participate in each chosen Asset Class. Third, within many Asset Classes, the Adviser attempts to identify Underlying Funds with managers whose history demonstrates an ability to add positive Alpha (above-peer-group-average total return after adjusting for volatility). Where available, the Fund invests in institutional share classes, those with the lowest internal fees for those Underlying Funds. Fourth, the Adviser monitors each Underlying Fund daily, and sells or hedges the Underlying Fund whenever it declines “substantially”, as defined by the Adviser’s proprietary studies of the historic behavior of the Asset Class represented by the Underlying Fund.

The Adviser does not employ a passive, “buy and hold,” strategy. As part of its integrated risk-management disciplines, the Adviser monitors the Fund’s holdings daily and applies a trailing stop discipline to each Underlying Fund within the Fund’s portfolio, based on the proprietary approach (“Sell disciplines”) which the portfolio managers have used since 1987 with their managed separate accounts, in order to limit the impact on the overall Fund portfolio of any sustained decline in a given Asset Class or Underlying Fund.

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The Sell disciplines used by the portfolio managers for the past 32 years are not designed to attempt to buy at lows or to sell at highs, but to participate in a substantial part of any sustained uptrend in a selected Asset Class, as well as to step aside during most of any sustained downtrend. The Adviser employs a “reactive” approach as distinct from a “predictive” approach. The Adviser does not consider its approach to be a “trading” style in terms of frequency, and does not expect to average more than two Sell signals per year in each Asset Class.

The overall asset allocation of the Fund is not fixed. It can and does change significantly over time as the Adviser decides to re-allocate portions of the portfolio in response to trend changes in the U.S. and global economy and in various investment markets. The Adviser may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objectives.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund. The Fund is not intended to be a complete investment program. Many factors affect the Fund’s net asset value and performance.

•	Equity Risk. The net asset value of the Fund will fluctuate based on changes in the value of the equity securities held by those Underlying Funds that invest in U.S. and/or foreign stocks. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
•	Fixed-Income Risk. When the Fund invests in Underlying Funds that invest in fixed-income securities, the value of your investment in the Fund will fluctuate with changes in interest rates, as well as other factors. Defaults by fixed income issuers in which the Underlying Funds invest may also harm performance.
•	Junk Bond Risk. Underlying Fund investments in lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce liquidity in these bonds. Junk bond issuers are more sensitive to economic conditions than high quality issuers and more likely to seek bankruptcy protection which will delay resolution of bond holder claims and may eliminate liquidity.
•	Foreign Risk. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. The net asset value of the Fund will fluctuate based on changes in the value of the foreign securities held by any Underlying Funds that invest in such securities.
•	Emerging Markets Risk. Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.
•	Commodity-Linked Derivative Risk. When the Fund invests in commodities through Underlying Funds that invest in commodity-linked derivative instruments the Fund is exposed to risks affecting a particular industry or commodity, such as drought, floods, and adverse regulatory developments. Commodity-linked derivatives may also have leverage risk, which amplifies the effect of a small movement in commodity prices on the Fund.
•	Inverse Risk. The Fund engages in hedging or declining-market strategies by investing in inverse Underlying Funds. Any strategy that includes inverse securities could cause the Fund to suffer significant losses. The Fund will not participate in market gains to the extent it holds inverse Underlying Funds.
•	Management Risk. The Adviser’s dependence on multi-asset diversification and judgments about the attractiveness, value and potential appreciation of particular Asset Classes in which the Fund invests will in some cases prove to be incorrect and have negative impacts on performance.
•	Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, climate change or climate change related events, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The current novel coronavirus
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(COVID-19) global pandemic and the aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses, has had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

•	Portfolio Turnover Risk. As to the portion of the portfolio invested in ETFs and closed-end investment companies, turnover may result in higher brokerage commissions, dealer mark-ups and other transaction costs. The Fund’s investment style will result in most capital gains within the portfolio being realized as short-term capital gains.
•	Small and Mid-Capitalization Issuer Risk. Investments in Underlying Funds that own securities of small- and mid-capitalization companies may be more vulnerable than larger, more established organizations to adverse business or economic developments. These companies often have narrower markets, fewer products, or services to offer and more limited managerial and financial resources than do larger, more established companies.
•	Government Securities Risk. It is possible that the U.S. Government would not provide financial support to its agencies or instrumentalities if it is not required to do so by law. The ability of foreign governments to repay their obligations is adversely impacted by default, insolvency, bankruptcy or by political instability, including authoritarian and/or military involvement in governmental decision-making, armed conflict, civil war, social instability and the impact of these events and circumstances on a country’s economy and its government’s revenues.
•	Underlying Fund Risk. Each Underlying Fund is subject to specific risks, depending on its investments. Underlying Funds are also subject to investment advisory fees and other expenses, which are indirectly borne by the Fund. As a result, your overall cost of investing in the underlying stocks, bonds and other basic assets will be higher than the cost of investing directly in them, and may be higher than other mutual funds that invest directly in stocks and bonds.

Performance: The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of Instl Class shares of the Fund for each full calendar year since the Fund’s inception. The performance table compares the performance of the share classes of the Fund over time to the performance of a broad-based securities market index and a supplement index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future. Updated performance information is available at no cost by calling 1-866-738-4363 or visiting www.SierraMutualFunds.com.

Instl Class Annual Total Return For Calendar Years Ended December 311

[1]	The returns are for Instl Class, which would have substantially similar annual returns as the other share classes because the shares are invested in the same portfolio of securities and the returns for each class would differ only to the extent that the classes do not have the same expenses.

Best Quarter:	4th Quarter 2020	4.00%
Worst Quarter:	1st Quarter 2020	(3.29)%
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Performance Table

Average Annual Total Returns

(For periods ended December 31, 2021)

	One Year	Five Year	Ten Years	(since inception 12-24-07)*
Instl Class shares*
Return before taxes	0.70%	3.40%	3.00%	4.67%
Return after taxes on distributions	(0.21)%	2.51%	1.96%	3.40%
Return after taxes on distributions and sale of Fund shares	0.63%	2.30%	1.90%	3.20%
Class A shares*
Return before taxes with sales load	(5.32)%	1.93%	2.15%	4.00%
Class C shares**
Return before taxes	(0.32)%	2.37%	1.99%	2.28%
Investor Class
Return before taxes	0.48%	3.14%	2.75%	4.43%
Class A1 shares***
Return before taxes with sales load	(5.47)%	1.77%	n/a	1.79%
Class I1 shares***
Return before taxes	0.31%	3.00%	n/a	2.44%
Morningstar Allocation 15%-30% Equity Category Average	4.83%	4.98%	4.38%	3.89%
Morningstar Tactical Allocation Category Average	13.16%	7.94%	5.95%	4.09%
*	Class A, Investor Class and Instl Class shares commenced operations December 24, 2007.
**	Class C shares commenced operations February 5, 2010.
***	Class A1 and I1 shares commenced operations June 7, 2012.

After-tax returns were calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts (IRAs). After tax returns are not shown for Class A, C, I, A1 and I1 shares and would differ from those of Instl Class shares.

The benchmark for the Fund is the average performance of mutual funds that Morningstar categorizes in its relatively new “Tactical Allocation” category. The Morningstar “Tactical Allocation” category is comprised of mutual funds that seek to provide both capital appreciation and income by shifting exposure across stocks, bonds and cash.

Investment Adviser: Wright Fund Management, LLC is the Fund’s investment adviser.

Investment Adviser Portfolio Managers: David C. Wright, JD, Managing Director, Kenneth L. Sleeper, MBA, PhD, Managing Director and Douglas A. Loeffler, CFA, Executive Vice President, are the portfolio managers of the Fund. David C. Wright and Kenneth L. Sleeper have each served the Fund in their respective capacity since it commenced operations in December 2007. Douglas A. Loeffler has served the Fund as portfolio manager since January 2022. Each portfolio manager is jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares: The minimum initial investment in in Class A, Class A1, Class C, Investor Class and Class I1 shares of the Fund is $10,000 and the minimum subsequent investment is $1,000. Instl Class shares require a minimum initial investment of $100,000 and subsequent investment of at least $1,000. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred account such as an IRA or 401(k).

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase Class A, Class C or Investor Class shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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